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                                   NUMBER TWO
                                DEED OF MORTGAGE

         In the Municipality of San Juan, Commonwealth of Puerto Rico, on this seventh (7th) day of February, nineteen hundred ninety one (1991).

                                    BEFORE ME

         RAMON MORAN LOUBRIEL, Attorney at Law and Notary Public, with residence in Guaynabo, Puerto Rico, and office in the Eleventh Floor of the First Federal Savings Bank Building, Santurce, Puerto Rico.

                                     APPEAR

         AS PARTY OF THE FIRST PART: EL CONQUISTADOR PARTNERSHIP L.P., (hereinafter referred to as the "MORTGAGOR"), a limited partnership organized and existing under the laws of the State of Delaware and duly authorized to do business in the Commonwealth of Puerto Rico, with taxpayer identification Number Zero Six dash One Two Eight Eight One Four Five (06-1288145), represented herein by its general partners KUMAGAI CARIBBEAN, INC., a corporation organized and existing under the laws of Texas and duly authorized to do business in the Commonwealth of Puerto Rico, taxpayer identification Number Seventy Five dash Two Three Zero Three Six Six Five (75-02303665), in turn represented by its Vice President MISTER TORU FUJITA, Social Security Number Five Hundred Seventy Five dash Forty Nine dash One Thousand Twenty One (###-##-####), of legal age, married, executive and resident of San Juan, Puerto Rico, and by WKA EL CON ASSOCIATES, a general partnership organized and existing under the laws of the State of New York and duly authorized to do business in the Commonwealth of Puerto Rico, in turn represented hereby by its Authorized Signatory






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2.

MISTER HUGH ALANSON ANDREWS, of legal age, married, executive and resident of San Juan, Puerto Rico, Social Security Number Zero Seventy Five dash Thirty Two dash Eight Thousand Two Hundred Eighteen (S.S. # ###-##-####), whose authorities to appear in such capacities they will evidence whenever and wherever requested to do so.

         AS PARTY OF THE SECOND PART: THE GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO, (hereinafter referred to as the "MORTGAGEE"), taxpayer identification Number Sixty Six dash Zero Three Four Eight dash Five Seven Two (66-0348-572), and instrumentality of the Commonwealth of Puerto Rico, created by Law Number Seventeen (17) of September Twenty Three (23), Nineteen Hundred Forty Eight
(1948) as amended, having its principal offices at the Minillas Governmental Center in Santurce, San Juan, Puerto Rico, represented herein by its Executive Vice President, MISTER GEORGE BARR WILSON, Social Security Number Five Hundred Forty Five dash Seventy Eight dash Nine Thousand Eighty Three (S.S. ###-##-####), who is of legal age, married, bank executive and resident of San Juan, Puerto Rico, who binds himself to show evidence that he has been authorized to appear on behalf and in representation of the instrumentality, whenever and wherever so required.

         I, the subscribing Notary, do hereby certify and give faith that I personally know the natural person(s) who appear(s) herein and I further certify and attest, from his(her) (their) statement(s), as to his(her) (their) age(s), civil status, profession(s) and residence(s). He(they) assure me of having, and in my judgment he(she) (they) do(does) has(have), the necessary legal capacity and authority to execute this instrument and therefore, he(she) (they) do hereby freely and voluntarily

                                    SET FORTH






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3.

         FIRST: THE MORTGAGED PREMISES.

Mortgagor represents and warrants being the owner of record, with valid, good, fee simple title ("pleno dominio") of the real estate described in paragraph TWENTY SECOND of this deed.

         SECOND: THE MORTGAGE NOTE.

Simultaneously   herewith   Mortgagor  has  subscribed  and  issued  before  the
Authorizing Notary a mortgage note (hereinafter referred to as the "NOTE" or "MORTGAGE NOTE"), which is copied literally in paragraph TWENTY FIRST hereof.

         THIRD: CREATION OF MORTGAGE.

For the purpose of securing the payment, when and as due and payable in accordance with the terms thereof and hereof, of the principal of the Mortgage Note and the interest thereon, and also to secure payment of:

         (a) An additional amount equal to five (5) annuities of interest as provided in the Mortgage Note to cover accrued and unpaid interest on the Mortgage Note;

         (b) An additional amount equal to TWENTY PERCENT (20%) of the principal sum of the Note to cover any additional sums which may be paid or advanced by the Mortgagee and the interest that may accrue on such payments or advances, and all other indebtedness of the Mortgagor secured by the terms thereof;

         (c) An additional amount up to, but not greater than five percent (5%) of the principal amount of the Mortgage Note to cover the Mortgagee's actual costs and expenses (including attorneys' fees and expenses) incurred by the Mortgagee in the event the Mortgagee shall have recourse to foreclosure or other judicial proceedings for the collection of the Mortgage Note.






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4.

         (d) All other obligations of the Mortgagor to the Mortgagee herein or under any other agreement secured by the pledge of the Mortgage Note; the Mortgagor, by these presents, DOES HEREBY EXECUTE, CONSTITUTE, AND CREATE in favor of the Mortgagee, or the future owner, holder and/or bearer of the Mortgage Note, a voluntary mortgage lien on the real estate described in paragraph TWENTY SECOND hereof and which mortgage lien shall extend to the following property (hereinafter referred to collectively as the "MORTGAGED PREMISES"):

         (one) All right, title, and interest of the Mortgagor (including, without limitation, its fee simple pleno dominio estate) in and to the real estate described in paragraph TWENTY SECOND hereof and all other buildings and improvements of every kind and description now or hereafter erected or placed on said real estate and all materials intended for construction, reconstruction, alteration and repairs of such real estate, buildings or improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Mortgaged Premises immediately upon the delivery thereof to the Mortgaged Premises, and all other property immovable either by nature or destination now owned or hereafter located on said real estate or in any of such other buildings or improvements used either for its adornment or for purposes of comfort, or for the service of some industries or commerce, operated, conducted or exploited by Mortgagor on the Mortgaged Premises, even though the aforesaid shall have been attached to the same after constitution of this Mortgage;

         (two) All right, title, and interest of Mortgagor, including any after-acquired title or reversion, in and to the beds of the ways, streets, avenues and alleys adjoining said real estate;






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5.

         (three) All of the right, title and interest of the Mortgagor, in and to, all and singular, the tenements, hereditaments, easements, appurtenances, passages, waters, water rights, riparian rights, all participations however evidenced in such rights, and other rights, liberties, and privileges thereof or in any other claim hereafter appertaining, including any other claim at law or in equity as well as any after-acquired title, franchise or license and reversion and reversions and remainder and remainders thereof.

         (four) All rents, issues, proceeds and profits accruing and to accrue from the Mortgaged Premises;

         (five) All fixtures and articles of movable property now or hereafter owned by the Mortgagor and attached to or contained in or used in connection with the said real estate, including, but not limited to all partitions, furniture, furnishings, apparatus, machinery, motors, transformers, elevators, fittings, radiators, gas ranges, ice boxes, mechanical refrigerators, awnings, shades, screens, blinds, drapers, office equipment, work processors, computers, typewriters, telephone and communications equipment and installations, kitchen, barroom and restaurant equipment, plates, forks, knives, napkins, tablecloths, tables, glasses, chinaware, cups, cooking equipment and installations, laundry, ventilating, refrigerating, incinerating, electrical appliances, television sets, radios, beds, vanities, chairs, mirrors, pillows, curtains, blankets, sheets, towels, bathroom equipment, mattresses, box springs, sprinkler equipment, carpeting and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said buildings






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6.

or structures in any manner, it being agreed that all the aforesaid property owned by the Mortgagor and placed by it on said real estate or on or in such buildings or improvements located thereon have been specially designed for use in connection with the operation of a hotel, and shall, so far as permitted by law, be deemed to be immovable property, security for the said indebtedness and covered by the mortgage hereby constituted, and as to the balance of the property aforesaid, this deed shall be deemed to be as well a security interest in said property, securing the said indebtedness, for the benefit of the Mortgagee;

         (six) All insurance proceeds allocable to the Mortgagor in the event of any damage or destruction of the Mortgaged Premises (business interruption insurance to be excluded); and

         (seven) All awards and other payments allocable to Mortgagor in respect of a taking of all or any part of the Mortgaged Premises, or any leasehold or other interest therein, or right accruing thereto, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain, or a change of grade affecting the Mortgaged Premises or any part thereof.

         The  Mortgagor  hereby  warrants  and agrees  that all of the  property
comprising  the  Mortgaged  Premises,  taken  together,   constitutes  and  will
constitute an integrated business unit.

         FOURTH: RECORDING.

The Mortgagor will at all times cause this deed and the mortgage lien hereby constituted and any supplement hereto or thereto to be recorded, registered, and filed in the property Registry or Registries of Property and otherwise filed in such manner and in such other place as may be required in order to establish, create, protect and preserve the lien hereof as a mortgage lien encumbering the Mortgaged Premises, subject to no liens,






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7.

charges, encumbrances, encroachments, reservations, restrictions, defects or claims of any kind, with the exception of any specific liens or easements described in paragraph TWENTY SECOND, and comply with all statutes and regulations relating thereto. The parties state that since the Mortgage Note collaterally secures a loan to promote and develop the economy, the original of this deed and its certified copy shall be exempt from canceling internal revenue stamps, as otherwise required by law and also exempt from the payment of the recording rights thereof in the Registry of the Property. The Mortgagee will reimburse the authorizing notary any internal revenue stamps that it may be required to cancel in the original and/or copy of this deed. The Mortgagor will execute, protocolize, deliver and record all such other instruments and take all such other action as the Mortgagee from time to time may reasonably request for the purpose of further assuring to the Mortgagee the properties and rights now or hereafter subjected to the lien of the mortgage lien hereby constituted or intended so to be. In the event that any Registrar of Property to whom a certified copy of this deed shall be presented for recordation shall reject the same for any reason or shall record this deed against the Mortgage Premises, junior to any other, lien or encumbrance other than those specifically described in paragraph TWENTY SECOND hereof, then upon such rejection becoming final and beyond appeal, the debt evidenced by the Mortgage Note shall become totally due and the Mortgagee may proceed to its collection judicially.

         FIFTH: AGREED VALUE.

In compliance with the pertinent and applicable provisions of the Mortgage Law of Puerto Rico, as amended, and for the purpose of foreclosure of the Mortgage, and for no other purpose, the Mortgagor hereby declares and agrees with the Mortgagee that the value of the






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8.

Mortgaged Premises is appraised at the sum stated under the title "FORECLOSURE VALUATION" of paragraph TWENTY THIRD hereof and the Mortgagor waives any new appraisal.

         SIXTH: ADDITIONAL COVENANTS.

The Mortgagor further covenants and agrees with the Mortgagee as follows:

         A. The Mortgagor will pay promptly the principal of and interest on, and all other obligations set forth in the Mortgage Note, at the place, in the currency, at the times and in the manner herein and in the Mortgage Note provided.

         B. Mortgagor will pay as they become due all: Taxes, assessments, water rates, sewer rentals and other governmental or municipal or public dues, charges, fines and other impositions and premiums on fire, rental value, and other insurance.

         Upon prior notice to Mortgagor, the Mortgagee shall have the right to make any such payment notwithstanding that at the time any such tax, assessment, charge or imposition is then being protested or contested by Mortgagor, unless, upon not less than thirty (30) days prior to the due date thereof, the Mortgagor shall have notified the Mortgagee, in writing, of such protest or contest, in which event, as the case may be, the Mortgagee shall make such payment under protest in the manner prescribed by law or shall withhold such payment;
provided, however, that such contest shall during its pendency preclude enforcement of collection and the sale of the Mortgaged Premises in satisfaction of such tax, assessment, charge or imposition.

         SEVENTH: TAXES.

The Mortgagor will keep the Mortgaged Premises free from statutory liens of every kind; will pay, before delinquency and before any penalty for






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9.

nonpayment attaches thereto, all ground rents, taxes, assessments, water rates, sewer rentals and other governmental or municipal or public dues, charges, fines or impositions which are or may be levied against the Mortgaged Premises or any part thereof, except when payment for all such items has theretofore been made under paragraph Sixth B; will deliver to the Mortgagee, at least ten (10) days before delinquency, receipted bills evidencing payment therefor; and will pay in full, under protest, and in the manner provided by statute any tax, assessment, rate, rental, charge, fine or imposition aforesaid which the Mortgagor may desire to contest. In the event of the passage, after the date of this deed, of any law effective in Puerto Rico, deducting from the value of land for the purposes of taxation of any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured by mortgage for Commonwealth or local purpose, or the manner of the collection of any such taxes so as to impose a tax upon or otherwise to affect the mortgage hereby constituted, or upon the rendition by any court of competent jurisdiction of a decision that any undertaking by the Mortgagor as in this paragraph provided is legally inoperative, then in any such event, the indebtedness secured hereby, at the option of the Mortgagee and upon thirty (30) days' prior written notice, shall become immediately due, payable, and collectible; provided, however, said option and right shall be unavailing and the Mortgage Note and said mortgage shall remain in effect in any event if, notwithstanding such law, the Mortgagor lawfully may pay all such taxes, assessments, and charges, including interest and penalties thereon, to or for the Mortgagee and does in fact pay same when so payable.






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10.

         EIGHTH: INSURANCE.

The Mortgagor will keep the improvements existing or hereafter erected on the Mortgaged Premises insured as may be required from time to time by the Mortgagee against loss or damage by, or abatement of rental income resulting from fire and such other hazards, casualties, and contingencies in such amounts and for such periods as reasonably may be required by the Mortgagee, and will pay promptly when due all premiums of such insurance. All such insurance shall be carried in companies approved by the Mortgagee and the policies and renewals thereof shall be deposited with and held by the Mortgagee and have attached thereto the standard noncontributing mortgage clause (in favor of and entitling the Mortgagee to collect any and all proceeds payable under all such insurance) as well as the standard waiver of subrogation endorsement, all to be in form acceptable to the Mortgagee. The insurance proceeds shall be applied in the manner provided in the Loan Agreement between Mortgagor and Mortgagee dated on the same date of this Deed of Mortgage (the "Loan Agreement"). The Mortgagor shall not carry separate insurance, concurrent in kind or form and contributing, in the event of loss, with any insurance required hereunder. In the event of a change in ownership or of occupancy of the Mortgaged Premises, immediate notice thereof by mail shall be delivered to all insurers and in the event of loss, the Mortgagor will give immediate written notice to the Mortgagee.

         In the event of foreclosure of the mortgage hereby constituted, or other transfer of title to the Mortgaged Premises or any portion thereof in extinguishment of the indebtedness secured hereby, all right, title, and interest of the Mortgagor in any to any insurance policies then in force shall pass to the purchaser or grantee.






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11.

         The Mortgagor will also carry and maintain such liability and indemnity insurance as may be required from time to time by the Mortgagee in forms, amounts and with companies satisfactory to the Mortgagee.

         NINTH: MAINTENANCE OF MORTGAGED PREMISES.

The Mortgagor will not alter, remove or demolish any building or other improvement now existing or hereafter erected on the Mortgaged Premises or sever, remove, sell or mortgage any fixture or appliance on, in or about said buildings or improvements or any other property included in the Mortgaged Premises without the consent of the Mortgagee other than in the ordinary course of business; and in the event of the demolition or destruction in whole or in part of any of the fixtures or articles of movable property covered by the mortgage hereby constituted, the same shall be replaced promptly by similar fixtures and articles of movable property at least equal in quality and condition to those replaced, free from any security interest in or encumbrance thereon or reservation of title thereto; will not permit, commit or suffer any waste, impairment or deterioration of the Mortgaged Premises or any part thereof; will keep and maintain the Mortgaged Premises and every part thereof, including the buildings, fixtures, machinery and appurtenances and adjoining sidewalks, parking areas, roadways and means of ingress and egress in reasonably good repair and conditions; will effect such repairs as the Mortgagee may reasonably require and make all needful and proper replacements so that said buildings, fixtures, machinery, appurtenances, sidewalks, parking areas, roadways and means of ingress and egress will at all time be in good condition, fit and proper for the respective purposes for which they were originally erected or installed; will comply with all statutes, orders, requirements or decrees relating to the Mortgaged Premises by any






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12.

Commonwealth, municipal or other governmental authority; will observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits (including, but not limited to, zoning variances, special exceptions and non-conforming uses), privileges, franchises, and concessions which are applicable to the Mortgaged Premises or which have been granted to or contracted for by the Mortgagor in connection with any existing or presently contemplated use of the Mortgaged Premises; and will permit the Mortgagee or its agents, at all reasonable times to enter into and inspect the Mortgaged Premises. The Mortgagee shall have the right at any time provided that there is reasonable cause to suspect that the proper maintenance of the Mortgaged Premises has not been undertaken, to engage an independent realtor to survey the adequacy of the maintenance of the Mortgaged Premises, and to require the Mortgagor, by notice in writing, to make such repairs and replacements thereof as such realtor shall determine to be necessary in order to protect and preserve the rentability and usability of the Mortgaged Premises, it being understood that the Mortgagor shall reimburse the Mortgagee for the cost of such survey unless the same determines such maintenance to be reasonably adequate, in which case the cost thereof shall be at the expense of the Mortgagee.

         TENTH: SUBSEQUENT LIENS.

The Mortgagor will not voluntarily create or permit to be created or filed against the Mortgaged Premises, or any part thereof, any mortgage lien or other lien or liens inferior or superior to the lien of the mortgage hereby constituted, and will keep and maintain the Mortgaged Premises free from the claim of any persons supplying labor or materials for the construction of any buildings or other improvements on the Mortgaged Premises, notwithstanding by whom such labor or materials may have






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13.

been contracted, except for a third mortgage lien to be constituted as security for advances to be made by the Partners of Mortgagor, or except for purchase money mortgages on personal property subsequently acquired by Borrower not for the purposes of substituting or replacing previously existing personal property and to be used in the Mortgaged Premises, if such personal property, due to its nature does not become real property by having been used at or incorporated to the Mortgaged Premises and as may be provided under the Loan Agreement.

         ELEVENTH:  PLEDGE:

In the event that the Mortgage Note is assigned or pledged or otherwise encumbered as collateral security for the payment of any other note or debt of the Mortgagor or of any other person, the Mortgagor agrees that the Mortgagee shall have and may exercise all rights, remedies, powers and privileges provided herein or now or hereafter existing at law, in equity, by statute, or otherwise, in favor of Mortgagee, including, but not limited to that of foreclosing this mortgage without first foreclosing the pledge or other lien so constituted upon the Mortgage Note, to the same extent and with the same force and effect as if the Mortgage Note had been assigned or transferred directly to Mortgagee rather than assigned or pledged as collateral security, provided that nothing contained in this paragraph ELEVENTH shall relieve Mortgagor from the obligation to comply with the terms of the pledge agreement or other instrument under which the Mortgage Note is assigned or pledged.

         TWELFTH: INDEMNITY.

The Mortgagor will hold harmless and indemnify the Mortgagee from and against all costs and expenses, including reasonable attorneys' fees and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or






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14.

application before any court of administrative body (excepting an action to foreclose or to collect the debt secured hereby), in and to which the Mortgagee may be or become a party by reason hereof, including but not limited to condemnation, bankruptcy, probate and administration proceedings, as well as any other of the foregoing wherein proof of claim is by law required to be filed or in which it may be necessary to defend or uphold the terms and the lien created by the mortgage hereby constituted.

         THIRTEENTH: CONDEMNATION.

The Mortgagor hereby assigns to the Mortgagee all rights of the Mortgagor to any awards or other compensation heretofore or hereafter to be made to the present and all subsequent owners of the Mortgaged Premises for any taking by eminent domain, either permanent or temporary, of all or any part of the Mortgaged Premises or any easement or appurtenance thereof, including severance and consequential damage and change in grade of streets, and hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, upon notice to Mortgagor and failure of the Mortgagor to so do, to prosecute what would be the Mortgagor's claim for any such awards or compensation, to collect and receive the proceeds of any such claim, to give proper receipts and acquittance therefor and, after deducting expenses of collection, to apply the net proceeds in accordance with the terms of the Loan Agreement. The Mortgagor will give the Mortgagee immediate notice of the actual or threatened commencement of any such proceedings under eminent domain and will deliver to the Mortgagee copies of any and all papers served in connection with such proceedings. The Mortgagor further covenants and agrees to make, execute, and deliver to the Mortgagee, at any time or times upon request, any and all further






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15.

assignments and/or instruments deemed necessary by the Mortgagee for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter to be made to the Mortgagor (including the assignment of any award from the United States government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for payment thereof) for any taking, either permanent or temporary, under any such proceeding. The proceeds of any condemnation award shall be applied as provided for under the Loan Agreement.

         FOURTEENTH: MORTGAGOR'S CERTIFICATE.

The Mortgagor will, upon ten (10) business days' prior written request by the Mortgagee, but not more often that twice in any calendar year furnish the Mortgagee a written statement duly acknowledged of the amount due upon the mortgage hereby constituted and whether any offset or defenses exist against the mortgage debt.

         FIFTEENTH: BOOKS AND RECORDS.

The Mortgagor will keep and maintain full and correct books and records showing in detail the earnings and expenses of the Mortgaged Premises and will permit the Mortgagee or its representative to examine such books and records and all supporting vouchers and data at any time and from time to time on request at its offices, hereinbefore identified, or at such other location as may be mutually agreed upon and following the expiration of each fiscal year the Mortgagor will furnish to the Mortgagee a statement showing in detail all such earnings and expenses since the last such statement, prepared by an independent certified public accountant acceptable to the Mortgagee in accordance with generally accepted accounting principles, including also, if so requested, statements from all tenants of the Mortgaged Premises showing all sales made therein,






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

16.

together also with a current rent roll of the Mortgaged Premises showing with respect to each tenancy: the name of the tenant, the space occupied, the date and term of such lease, the amount of annual rental and additional rental and all renewal and termination options; and in the event that the Mortgagor shall refuse or fail to furnish any statement as aforesaid, or in the event such statement shall be inaccurate or false, or in the event of the failure of the Mortgagor or any subsequent owner to permit the Mortgagee or its representative to inspect the Mortgaged Premises or the said books and records on request, the Mortgagee may consider such acts of the Mortgagor as a default hereunder and proceed in accordance with the rights and remedies afforded it at law and under the provisions of this deed.

         SIXTEENTH: ADVANCES AND EXPENSES.

Upon the occurrence of an Event of Default by the Mortgagor, the Mortgagee may, at its option upon prior written notice to Mortgagor and whether electing to declare the whole indebtedness due and payable or not, perform the same without waiver of any other remedy, and any amount paid or advanced by the Mortgagee in connection therewith, and any other costs, charges, and expenses incurred by the Mortgagee in the protection of the Mortgaged Premises or the maintenance of the lien of the mortgage hereby constituted are hereby secured by the lien of said mortgage up to an amount equal to TWENTY PERCENT (20%) of the principal sum of the Mortgage Note, shall be repayable by the Mortgagor on demand, with interest at the rate set forth in the Mortgage Note and shall constitute a lien upon the Mortgaged Premises senior to any other lien that may arise or may be granted subsequent to the lien constituted under this deed.

         The Mortgagee, in making any payment herein and hereby authorized, in the place and stead of the Mortgagor, relating to taxes,






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

17.

assessments, water rates, sewer rentals and other governmental or municipal charges, fines, impositions or liens asserted against the Mortgaged Premises may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or relating to any apparent or threatened adverse title, lien, statement of lien, encumbrance, claim or charge and shall be the sole judge of the legality or validity of same, or otherwise relating to any other purpose herein and hereby authorized but not enumerated in this paragraph, may do so whenever, in its judgment and discretion, such advance or advances shall seem necessary or desirable to protect the full security intended to be created by this deed. Mortgagee will within a reasonable time after making such payment or advance, give notice to the Mortgagor, but failure to do so shall in any manner affect the guarantee herein provided for such payments or advances.

         SEVENTEENTH: DEFAULTS, RIGHTS, AND REMEDIES.

Upon default in the payment of any installment of principal and/or interest when due under the Mortgage Note or in the payment, when due, of any other obligation set forth in the Mortgage Note, or in any of the payments required to be made under this deed, or upon default in the performance or observance of any of the other terms, covenants, conditions or warranties herein contained, or under any other written agreement with the Mortgagee, or should any proceedings under the Bankruptcy Law of the United States or any similar law be brought by or against the Mortgagor or should a receiver be appointed for any properties of the Mortgagor by any court in a proceeding wherein the Mortgagor is alleged to be insolvent or unable to pay its debts as they mature, then in any such






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

18.

event, at the option of the Mortgagee, the principal of and all other sums secured by the mortgage hereby constituted shall, without notice, become immediately due, demandable, and payable as fully as if it had been stipulated that all such sums would be due on that date and the Mortgagee, with or without entry, personally or by attorney, at its option, may proceed to protect and enforce its rights hereunder by suit or suits in equity or action or actions by law, whether for specific performance of any covenant or agreement contained herein or in aid of the execution of any power herein granted, or for the foreclosure of the mortgage hereby constituted and the sale of the Mortgaged Premises or for the enforcement of any other appropriate legal or equitable remedy as the Mortgagee shall deem most effectual to protect and enforce any of its rights or duties hereunder.

         Upon any such default by the Mortgagor and following the acceleration of maturity as aforesaid a tender of payment of the amount necessary to satisfy the entire indebtedness secured hereby made at any time prior to foreclosure sale (including sale under power of sale hereunder), by the Mortgagor, its successors or assigns, or by anyone on behalf of the Mortgagor, its successors or assigns, shall constitute an evasion of the payment terms hereunder and shall be deemed to be a voluntary prepayment hereunder, and any such payment, to the extent permitted by law, will therefore include the exit fee, if any required under the prepayment privilege contained in the Mortgage Note, or the Loan Agreement.

         In connection with any judicial proceedings initiated by the Mortgagee under the Mortgage Note or this deed, the Mortgagee may petition the court having jurisdiction in the premises to appoint a receiver, and said court shall appoint said receiver for the Mortgaged Premises and






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

19.

of all the rents, issues, income, profits and yields of any nature derived from the Mortgaged Premises, which receiver shall have the broadest powers and faculties usually granted to a receiver by the court. Such appointment shall be made by the court as a matter of absolute right granted to the Mortgagee, without taking into consideration the value of the Mortgaged Premises or the solvency or insolvency of the Mortgagor or defendants, and regardless of whether the Mortgagee has an adequate remedy at law. All of said rents, income issues, profits and yield shall be employed by the receiver in conformity with the terms of the mortgage hereby constituted and the rulings of said court.

         The remedies provided for herein shall be cumulative and not exclusive.

         The failure of the Mortgagee to exercise the option for acceleration of maturity and/or foreclosure following any default as aforesaid or to exercise any other option granted to the Mortgagee in any one or more instances and the acceptance by the Mortgagee of partial payments hereunder shall not constitute a waiver of any such default nor extend or affect the grace period, if any, but such option shall remain continuously in force.

         Acceleration of maturity, once claimed hereunder by the Mortgagee, may, at the option of the Mortgagee, be rescinded by written acknowledgment to that effect by the Mortgagee, but the tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity, nor extend or affect the grace period, if any.

         EIGHTEENTH: ASSIGNMENT.

As further security for the payment of the indebtedness hereby secured, the Mortgagor hereby irrevocably assigns, transfers, and sets over to the






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

20.

Mortgagee all of the Mortgagor's right, title, and interest in and to all leases and/or subleases (hereinafter referred to collectively as "leases") affecting the Mortgaged Premises to which the Mortgagor is or hereafter shall be a party, together with any and all further leases upon all or any part of the Mortgaged Premises and together with all of the rents, income, receipts, revenues, issues and profits from or due or arising out of the Mortgaged Premises, it being understood that the Mortgagor will from time to time, promptly upon request by Mortgagee, execute and deliver to the Mortgagee a specific, present and irrevocable assignment satisfactory in substance and form to the Mortgagee, of all of the Mortgagor's right, title, and interest in, to, and under each lease affecting the Mortgaged Premises, it being understood and agreed that every such lease shall be subordinate to the lien of the mortgage hereby constituted. The Mortgagor will promptly give the Mortgagee notice in the event that the tenant under any such lease of the Mortgaged Premises shall institute any judicial or administrative proceeding under the Reasonable Rents Act of Puerto Rico or any similar statute at the time in effect for the reduction of the rent payable by such tenant, it being understood that the Mortgagee shall have the right to defend such proceeding in the name and on behalf of the Mortgagor. The Mortgagor will not sell, assign, transfer, convey or encumber the Mortgaged Premises except for Permitted Encumbrances, or upon assumption by the purchaser or transferee, in form satisfactory to the Mortgagee (for so long as title remains in said purchaser or transferee) of all of the obligations of the Mortgagor as landlord under all leases at the time affecting the Mortgaged Premises. The Mortgagor hereby further covenants and agrees that it will not, except in the ordinary course of business without prior written consent of the Mortgagee, which consent shall not be unreasonable withheld:






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

21.

         ONE: Except in the ordinary course of business, receive or collect any rents from any present or future tenant under any lease of the Mortgaged Premises or any part thereof for a period of more than one month in advance (whether in cash or by promissory note), or pledge, transfer, mortgage or otherwise encumber or assign future payments of said rents;

         TWO: Waive, excuse, condone, discount, set off, compromise, or in manner release or discharge any such tenant thereunder, of and from any obligations, covenants, conditions and agreements by said tenant to be kept, observed, and performed, including the obligation to apply the rents thereunder, in the manner and at the place and time specified therein;

         THREE: Cancel, terminate or consent to any surrender of any such lease, or commence an action of ejectment or any summary proceedings for dispossession of the tenant under any such lease, or exercise any right or recapture provided in any such lease, or modify, or in any way alter the terms thereof;

         FOUR: Other than in the ordinary course of business, lease any part of the Mortgaged Premises, or renew or extend the term of any lease of the Mortgaged Premises unless an option therefor was originally so reserved by the tenant under such lease and for a fixed and definite rental;

         FIVE: Consent to any modification of the express purposes for which the Mortgaged Premises or any part thereof may be used, or to any assignment or subletting of any such lease, without in each such instance enumerated in this paragraph, the prior written consent of the Mortgagee.

         NINETEENTH: RELEASES.

The Mortgagee may, without notice and without regard to the consideration, if any, paid therefor, and notwithstanding the existence at that time of any inferior liens thereon, release any part of the security






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

22.

described herein or by any person liable for any indebtedness secured hereby, without in any way affecting the priority of the lien of the mortgage hereby constituted, to the full extent of the indebtedness remaining unpaid hereunder, upon any part of the security not expressly released, and may agree with any party obligated on said indebtedness or having any interest in the security described herein to extend the time for payment of any part or all of the indebtedness secured hereby. Such agreement shall not in any way release or impair the lien of said mortgage, but shall extend such lien as against the title of all parties having any interest in said security which interest is subject to such lien.

         In the event the Mortgagee (i) releases, as aforesaid, any part of the security described herein or any person liable for any indebtedness secured hereby; or (ii) grants an extension of time for any payments of the indebtedness secured hereby; or (iii) takes other or additional security for the payment thereof; or (iv) waives or fails to exercise any right granted in this deed or in the Note, said act or omission shall not release the Mortgagor or any maker, endorser or surety of the mortgage hereby constituted or of the Note or under any covenant of this deed or of the Note, nor preclude the Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other default then made or any subsequent default.

         TWENTIETH: MISCELLANEOUS.

         Mortgagor will not exercise any right which he might have to cancel the record of the Mortgage by reason of lapse of time counted from the date of the constitution of the Mortgage either under the applicable provisions of the Mortgage Law or otherwise and further agrees, whenever requested by the Mortgagee, to execute and file in the appropriate Registry, at Mortgagor's cost and expense, any and all






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

23.

supplemental instruments which may be necessary or convenient for the preservation of the lien of the mortgage until full payment of the Mortgage Note or debt so secured by the lien upon the Mortgaged Premises. Without limiting the generality of the foregoing, Mortgagor agrees that:

         (a) Unless the Mortgagee shall consent in writing to the cancellation of the Mortgage at an earlier date, the Mortgage shall be conclusively presumed to subsist until full payment to the Mortgagee of all amounts lent and secured hereunder, and the Mortgagor does hereby waive any right which he might otherwise have under the Mortgage Law of Puerto Rico to apply for an earlier cancellation of the record of the Mortgage.

         (b) The Mortgagor will give immediate notice by mail to the Mortgagee of any conveyance, transfer or change of ownership or of occupancy of the Mortgaged Premises or any part thereof.

         (c) Nothing herein contained nor any transaction related thereto shall be construed or shall operate, either presently or prospectively, to require the Mortgagor to make any payment or do any act contrary to law, but if any clause and provision herein contained shall otherwise so operate to invalidate the mortgage hereby constituted, in whole or in part, then such clause and provision only shall be held for naught as though not herein contained and the remainder of this deed shall remain operative and in full force and effect.

         (d) The Mortgagor will, within ten (10) days after written request by the Mortgagee, execute, acknowledge, and deliver to the Mortgagee a chattel mortgage, security agreement or other similar security instrument, in form satisfactory to the Mortgagee, covering all property of any kind whatsoever owned by the Mortgagor, which, in the reasonable






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

24.

opinion of the Mortgagee, is required for the operation of the Mortgaged premises and may not be covered by the lien of the mortgage hereby constituted under the laws of the Commonwealth of Puerto Rico, and will further execute, acknowledge, and deliver any financing statement, affidavit, continuation statement or certificate or other document requested by the Mortgagee in order to perfect, preserve, maintain, continue and extend the security interest under and the priority of such chattel mortgage or other security instrument, it being understood that the Mortgagor will pay to the Mortgagee on demand all costs and expenses incurred by the Mortgagee in connection with the preparation, execution, recording and filing of any such document.

         (e) Whenever in this deed or in the Mortgage Note or by law, notice or demand shall be required to be given by the Mortgagee to the Mortgagor, such notice or demand shall be sufficient if in writing and delivered to an officer or employee of the Mortgagor, or if mailed to the Mortgagor addressed to it at its last address actually furnished to the Mortgagee or at the Mortgaged Premises, or as otherwise provided under the Loan Agreement.

         (f) In the event of the sale or transfer by operation of law, or otherwise, of all or any part of the Mortgaged Premises, the Mortgagee is hereby authorized and empowered to deal with such vendee or transferee with reference to the Mortgaged Premises, or the debt secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might with the Mortgagor, without in any way releasing or discharging the Mortgagor from its liability or undertakings hereunder. The term "Mortgagor" as used herein shall mean and include the Mortgagor appearing herein and any subsequent owner, in whole or in part, of the Mortgaged Premises.






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

25.

         (g) All of the covenants hereof shall run with the Mortgaged Premises.

         TWENTY FIRST:  THE MORTGAGE NOTE.

The Mortgage Note referred to in paragraph SECOND of this deed is literally transcribed herein as follows:

                                 "MORTGAGE NOTE

         FOR VALUE RECEIVED, the undersigned, El Conquistador Partnership L.P. hereby promises to pay to the order of THE GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO, on demand, at such place as may be designated in writing by said payee or holder the principal sum of TWENTY FIVE MILLION DOLLARS ($25,000,000.00) in lawful money of the United States of America together with interest in like lawful money on the decreasing balance of the aforesaid principal sum until paid and throughout its life or through any period of non-payment, default, and after maturity, also payable on demand, at an annual variable interest rate to be computed on the basis of a three hundred sixty
(360) days year equivalent to the London Interbank Offered Rate (LIBOR) as described on page 3750 of the Telerate's System at 11:00 A.M. (London Time) for a three (3) month period, plus ninety (90) basis points (LIBOR plus 0.9%). The initial interest rate on this Mortgage Note shall be Seven point Five Twenty Five Percent (7.525%) per annum.

         Anything herein to the contrary notwithstanding, if the rate of interest required to be paid hereunder exceeds the rate lawfully chargeable, the rate of interest to be paid shall be automatically reduced to the maximum rate lawfully chargeable so that no amounts shall be charged which are in excess thereof, and, in the event it should be determined that any excess over such highest lawful rate has been charged or received, the payee or holder hereof shall promptly refund such excess to the undersigned; provided, however, that, if lawful, any such excess shall be paid by the undersigned to the payee or holder hereof as additional interest (accruing at a rate equal to the maximum legal rate minus the rate provided for hereunder) during any subsequent period when regular interest is accruing hereunder at less that the maximum legal rate.

         In case of recourse to the courts by the payee or holder of this Mortgage Note, including but not limited to collection, foreclosure and Bankruptcy Code proceedings, in order to collect the whole or any portion






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

26.

of the principal and interest due on this Mortgage Note, the undersigned agree(s) to pay up to a maximum of five percent (5%) of the principal amount of this Mortgage Note to cover actual court costs, disbursements and reasonable attorney's fees.

         The undersigned, and all other who may become liable for all or any part of this obligation jointly and severally waive demand, presentment, protest, notice of dishonor and non-payment, and any and all lack of diligence or delays in collection or enforcement hereof.

         The payment of this Mortgage Note is secured by a mortgage constituted pursuant to the terms of Deed Number 2, executed on the 7th day of February, 1991, before Notary Ramon Moran Loubriel, and the payee or bearer hereof is entitled to the benefit and security of all of the provisions and conditions set forth in said Deed of Mortgage.

         No reference herein to the Deed of Mortgage shall alter or impair the obligation of the undersigned hereon, which is continuing, absolute and unconditional, nor shall such reference affect the negotiability hereof under the Negotiable Instruments Law of Puerto Rico. Nevertheless the obligations of the undersigned under this Mortgage Note shall be non-recourse, payable solely from the security constituted by the Mortgage securing payment of this Mortgage Note.

         IN WITNESS WHEREOF, the undersigned has caused this Mortgage Note to be executed at San Juan, Puerto Rico, this 7th day of February, 1991.

(Signed):         El Conquistador Partnership, L.P.

By:                        Kumagai Caribbean, Inc.

(Signed):         Toru Fujita - Vice President

By:                        WKA el Con Associates

(Signed):         Hugh Alanson Andrews-Authorized Signatory

Affidavit Number:    4655







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

27.

         Subscribed and acknowledged to before by Mr. Toru Fujita and Hugh Alanson Andrews, both of legal age, married, business executives and residents of San Juan, Puerto Rico, this 7th day of February, 1991.

         (Signed):         RAMON MORAN LOUBRIEL

                                 NOTARY PUBLIC".

         TWENTY SECOND: DESCRIPTION OF THE MORTGAGED PREMISES.

         The description of the Mortgaged Premises is as follows:


         "RUSTIC: Parcel of land located at the Cabezas Ward of the Municipality of Fajardo, Puerto Rico, with a survey area of TWO HUNDRED FIFTY SIX CUERDAS WITH ONE THOUSAND FOUR HUNDRED SEVENTY FOUR TEN THOUSANDTHS of another
(256.1474) more or less, equivalent to TWO HUNDRED FIFTY ACRES WITH SEVEN THOUSAND ONE HUNDRED SEVENTY THREE TEN THOUSANDTHS of another (250.7173), as determined by a survey prepared by Engineer Manuel Ray based on various surveys prepared by surveyors Alex Hornedo Robles and David Lebron, and an area of record of two hundred sixty seven cuerdas with five thousand eight hundred and ninety ten thousandths of another (267.5890) more or less, bounded on the NORTH, by State Road Nine Hundred Eighty Seven (987), by a housing lot subdivision belonging to various owners, by land property of Justino Diaz Santini and his wife Jean Robertson, by land property of Las Croabas Development Corporation, by land comprising the Marina Lanais Condominium and by the Marina access road; on the SOUTH, by land formerly owned by Fajardo Development Corporation, currently Kumagai Caribbean, Inc., by land comprising the Marina Lanais Condominium, and by the Maritime Zone of the Atlantic Ocean; on the EAST, by land owned by Ramon Soto, by land property of Justino Diaz Santini and his wife Jean Robertson, by land comprising the Marina Lanais Condominium, and by the maritime Zone of the Atlantic Ocean; on the WEST, by land owned by Justino Diaz Santini, and his wife Jean Robertson, by housing lot subdivision, property of various owners, by land owed by Kumagai Caribbean, Inc., formerly Fajardo Development Corp. and by State Road Nine Hundred Eighty Seven (987).

         In accordance with the record, the aforedescribed property contains the following structures:






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

28.

         a) Structure know as the Clifftop Building, consisting of a four (4) story building, which contains approximately eight eight (88) hotel rooms and facilities.

         b) Administration Building consisting of a three (3) level concrete building which includes a casino area, kitchen facilities and meeting rooms.

         c) Structure known as Sea Wing Building, consisting of an irregular shaped five (5) story concrete building with approximately two hundred thirty
(230) hotel rooms and facilities.

         d) Structure known as the Lanais Building consisting of spiral shaped four (4) level concrete building with swimming pool surrounded by two (2) structures forming a semicircle which contain one hundred (100) hotel rooms with facilities.

         e) Structure known as the Health SPA & GYM consisting of a three (3) level concrete building with a solarium on the uppermost level, and which has two (2) swimming pools.

         f) Structure known as Hotel Villas, comprising two (2) single level buildings formerly used as transient guest apartments and executive dwellings.

         g) Facilities known as Marina Sea Shore comprising a concrete structure, piers, docking facilities, fueling facilities, navigational aids, breakwater and other facilities for sea vessels, with an ocean opening towards the East.

         h) Sewer Treatment installations for the treatment and disposal of sanitary sewage.

         i) Structure originally containing the kitchen facilities of El Conquistador Hotel.

         j) Ocean Beach Pool, consisting of a salt-water artificial lagoon.

29.

                         TITLE, LIENS, AND ENCUMBRANCES

         Mortgagor acquired the Mortgaged Premises by Deed number Six (6), Deed of Consolidation of Properties, of even date, before Notary Silvestre M. Miranda, pending presentment for recordation.

         Mortgagor represents that the above described Mortgaged Premises is free and clear, by its origin and by itself, of any and all liens and encumbrances, except that by its origin it is subject to easements in favor of the Puerto Rico Water and Sewer Authority, the Puerto Rico Electric Energy Company, Right of Way Easement and Special Maritime Zone Boundary easements in a width of said meters, except that such width is reduced to three meters along the inside boundary of the Marina.

         Under the terms of the Loan Agreement pursuant to which the Mortgage Note has been pledged to Mortgagee, Mortgagee has bound itself and any subsequent holders of the Mortgage Note and in such terms and conditions as specified in said Loan Agreement to: (i) Release from the lien represented by this mortgage and securing payment of the Mortgage Note a portion of the Mortgaged Premises not to exceed twenty (20) acres plus rights for required access for the development of condominium units as contemplated in the Loan Agreement; and (ii) Subordinate the lien constituted by this mortgage in favor of a first and prior mortgage constituted as per deed number One (1) of even date before Notary Public Leonor Aguilar Guerrero to guarantee mortgage notes in the principal amount of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000.00), TWENTY MILLION DOLLARS ($20,000,000.00) AND SIX MILLIONS SIX HUNDRED TWELVE THOUSAND DOLLARS ($6,612,000.00).

         TWENTY THIRD: FORECLOSURE VALUATION.






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30.

The foreclosure valuation of the Mortgaged Premises is equal to the sum of the principal of the Mortgage Note the payment thereof secured by the lien of the Mortgage hereby constituted, which Mortgage Note is transcribed in paragraph TWENTY FIRST of this Deed.

         TWENTY FOURTH: LIMITATION OF LIABILITY.

Notwithstanding anything to the contrary contained in this Mortgage, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest on, or other amounts owed hereunder or under the Mortgage Note, or for any claim based on this Mortgage or in respect thereof, against any partner of the Mortgagor or any predecessor, successor or affiliate of any such partner or any of their assets (other than from the interest of such partner in the Mortgagor), or against any principal, partner, shareholder, officer, director, agent or employee of any such partner (other than from the interest of any such person in such partner), nor shall any such persons be personally liable for any such amount or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies of the Mortgagee with respect to such amounts and claims shall be against the assets of the Mortgagor, including the Mortgaged Property, and that all such liability of the aforesaid persons, except as otherwise expressly provided herein or in the Loan Agreement, is expressly waived and released as a condition of and as consideration for the execution of the Mortgage; provided, however, that (A) nothing contained in this Mortgage (including, without limitation, the provisions of this paragraph TWENTY FOURTH shall constitute a waiver of any indebtedness of Mortgagor evidenced hereby or of any of the Mortgagor's other obligations under such other instruments executed in connection herewith or shall be taken to prevent recourse to and the enforcement against the Mortgagor, of all






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31.

the liabilities, obligations and undertakings contained in this Mortgage; (B) this paragraph TWENTY FOURTH shall not be applicable to a breach by any person of any independent obligation to the Mortgagee, including, but not limited to any other obligations of any person under any other guarantee or indemnity agreement executed or delivered in connection herewith or with any pledge agreement pursuant to which the Mortgage Note is pledged or assigned (including without imitation, the indemnities set forth in paragraph TWELFTH hereof) and
(C) this paragraph TWENTY FOURTH shall not be applicable to the active party in the event of and to the extent of any claim against such party for (1) fraud by such party, (2) misappropriation of funds or other property by such party, or
(3) damage to the Mortgaged Property or any part thereof intentionally inflicted in bad faith by such party. For the purposes of the foregoing, the term "shareholder" shall be deemed to include the shareholders of any corporation which is a shareholder of a corporation and the term "partner" shall be deemed to include the partners of any partnership which is a partner of a partnership.

         TWENTY FIFTH: ENVIRONMENTAL MATTERS.

         (a) Hazardous Substances. Except to the extent that failure to comply would not have a material adverse effect on the Mortgagor or the Mortgaged Premises and/or not result in or create a lien of any kind upon the Mortgaged Premises, the Mortgagor shall:

         (i) not store (except in compliance with all laws, ordinances, and regulations pertaining thereto), dispose of, release or allow the release of any hazardous substance, solid waste or oil, as defined in forty-two (42) United States Code ("USC") Sections nine six zero one (9601) et seq., forty-two (42) USC Sections six nine zero one (6901) et seq., fifteen (15) USC Sections two six zero one (2601 et seq., and the regulations






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32.

promulgated thereunder, and all applicable federal, state and local laws, rules and regulations, on the Mortgaged Premises;

         (ii) neither directly nor indirectly transport or arrange for the transport of any hazardous substance or oil (except in compliance with all laws, ordinances and regulations pertaining thereto);

         (iii) in the event of any change in the laws governing the assessment, release or removal of hazardous material, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all such action (including, without limitation, the conducting of engineering tests at the sole expense of the Mortgagor) to confirm that no hazardous substance or oil is or ever was stored, released or disposed of or on the Mortgaged Premises; and

         (iv) provide the Mortgagee with written notice: (aa) upon the Mortgagor obtaining knowledge of the release of any hazardous substance or oil at or from the Mortgaged Premises; (bb) upon the Mortgagor's receipt of any notice to such effect from any federal, state, or other governmental authority or making an assessment of any expense incurred in connection with the containment, removal or remediation of any hazardous substance or oil at or from the Mortgaged Premises, for which the Mortgagor may be liable or for which expense a lien may be imposed on the Mortgaged Premises.

         For purposes of this section, the terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of nineteen hundred eighty (1980), forty two (42) USC Sections nine six zero one (9601) et seq., ("CERCLA") and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in the Resource Conservation and Recovery act of nineteen hundred seventy six (1976),






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33.

forty-two (42) USC Sections six nine zero one (6901) et seq., ("RCRA") and regulations promulgated thereunder; provided, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply as of the effective date of such amendment and provided further, to the extent that the laws of the jurisdiction where the Mortgaged Premises is located establish a meaning for "hazardous substance", "release", "solid waste", or "disposal" which is broader than specified in either CERCLA or RCRA, such broader meaning shall apply.

         (b) Environmental Assessments. In addition to the Mortgagee's rights under Section (a)(iii), the Mortgagee may, at its election, if there is reasonable cause to suspect some environmental damage has occurred without regard to whether Mortgagor is in default hereunder or under the Mortgage Note, obtain one or more environmental assessments of the Mortgaged Premises prepared by a geohydrologist, and independent engineer or other qualified consultant or expert approved by the Mortgagee evaluating or confirming (i) whether any hazardous substances or other toxic substances are present in the soil or water at or adjacent to the Mortgaged Premises and (ii) whether the use and operation of the Mortgaged Premises comply with all applicable federal, state and local laws, rules and regulations (herein called ("Environmental Laws") relating to air quality, environmental control, release of oil, hazardous material, hazardous wastes and hazardous substances, and any and all other applicable environmental laws. Environmental assessments may include detailed visual inspections of the Mortgage Premises including, without limitation, any and all storage areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are necessary or appropriate for a complete






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34.

determination of the compliance of the Mortgaged Premises and the use and operation thereof with all applicable Environmental Laws.

         TWENTY SIXTH: RECORDATION IN THE ENGLISH LANGUAGE.

Mortgagor and Mortgagee now state that this Deed has been drafted in the English language in satisfaction of their wishes and in compliance with their wishes and in compliance with their instructions and they further add that to prevent any translation mistake they have agreed to request that this Deed be recorded at the Registry of Property in the English language thus waiving by these presents any right that they may have to have the same translated to the Spanish language for recordation purposes.

         TWENTY SEVENTH:

The provisions contained in paragraphs SEVENTH, EIGHTH, NINTH, TENTH, ELEVENTH, TWELFTH, FIFTEENTH, SEVENTEENTH AND TWENTY FIFTH, of this deed are subordinated to the provisions of the Loan Agreement or to any other agreement under which the Mortgage Note secured hereby is delivered in pledge or otherwise, and in the event of conflicts or inconsistencies the Loan Agreement provisions will govern.

         TWENTY EIGHTH: ACCEPTANCE BY MORTGAGEE.

The Mortgage Note has been delivered in pledge to Mortgagee to secure payment to Mortgagee of credit facilities which have been granted by the Mortgagee to Mortgagor under a Loan Agreement executed on this same date in furtherance of Mortgagee's statutory duty and responsibility to aid an develop the economy of Puerto Rico, particularly its industrialization, thus complying with the public purpose of Mortgagee's creation of benefiting THE PEOPLE OF PUERTO RICO. Complying with the requirements of Article One Hundred Eighty Six (186) of the Mortgage






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35.

and Registry of Property Law of Puerto Rico of the year Nineteen Hundred Seventy
Nine  (1979),   the  Mortgagee  states  its  acceptance  to  the  mortgage  lien constituted by these presents in its favor.

                                   ACCEPTANCE

         I, the Notary, made to the appearing party(ies) the necessary legal warnings concerning the execution of this deed and he(she)(they) was(were) fully advised by me thereon. I advised him(her)(them) as to his(her)(their) legal right to read the deed and to have witnesses present at the execution thereof, which he waived, and then I read this deed to him(her)(them).

         After having heard the contents of this deed, as stated in all preceding paragraphs, the appearing party(ies) fully ratified and confirmed the statements contained herein as the true and exact embodiment of his(her)(their) stipulations, terms, and conditions whereupon he(she)(they) signed this deed before me, the Notary, and initialed each and every page of this deed.

         I, the Notary, do hereby certify as to everything stated or contained in this instrument.

         Signed: Toru Fujita, Hugh Alanson Andrews and George Barr Wilson.

         Signed, Sealed, Marked and Flourished: RAMON MORAN LOUBRIEL.

         The corresponding Internal Revenue Stamps and that of Notarial Fee have been cancelled on the original.

         I, the Notary, CERTIFY that the foregoing is a true and exact copy of the original, which forms part of my Protocol for Public Instruments for the current year and which contains 39 pages.






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36.

         IN WITNESS  WHEREOF,  and at the request of The Government  Development
Bank for  Puerto  Rico            I issue this             FIRST            copy
which I sign, seal, mark and flourish at San Juan, Puerto Rico, on the same date of its execution. I ATTEST.

         /s/ Ramon Moran Loubriel





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